Supplement to the
Fidelity® Blue Chip Growth ETF, Fidelity® Blue Chip Value ETF and Fidelity® New Millennium ETF
November 29, 2021
Prospectus

The following information replaces similar information for Fidelity® New Millennium ETF found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

The fund is jointly and primarily managed by the team of Andrew Browder (co-manager), John Roth (co-manager), and Daniel Sherwood (co-manager). Mr. Browder and Mr. Roth have managed the fund since June 2020. Mr. Sherwood has managed the fund since October 2022.

Mr. Roth and Mr. Sherwood develop the investment strategy for the fund and are not responsible for the operational implementation of the strategy. Mr. Browder is responsible for the operational implementation of the strategy.

It is expected that Mr. Roth will retire effective on or about December 31, 2022. At that time, Mr. Sherwood will assume responsibilities for Mr. Roth's portion of the fund.

The following information replaces the biographical information for Fidelity® New Millennium ETF found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Fidelity® New Millennium ETF is jointly and primarily managed by the team of Andrew Browder (co-manager), John Roth (co-manager), and Daniel Sherwood (co-manager). Mr. Browder and Mr. Roth have managed the fund since June 2020. Mr. Sherwood has managed the fund since October 2022.

Mr. Browder is responsible for the operational implementation of the fund’s investment strategy. Since joining Fidelity Investments in 2012, Mr. Browder has worked as a quantitative analyst and portfolio manager.

Mr. Roth develops the investment strategy for the fund and is not responsible for the operational implementation of the fund’s strategy. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Roth has worked as a research analyst and portfolio manager.

Mr. Sherwood develops the investment strategy for the fund and is not responsible for the operational implementation of the strategy. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Sherwood has worked as a research analyst and portfolio manager.

It is expected that Mr. Roth will retire effective on or about December 31, 2022. At that time, Mr. Sherwood will assume responsibilities for Mr. Roth's portion of Fidelity® New Millennium ETF.

GTF-22-01 1.9903670.103	October 20, 2022